UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 25, 2015

GREENESTONE HEALTHCARE CORPORATION

(Exact name of registrant as specified in its charter)

Colorado	000-15078	84-1227328
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

5734 Yonge Street, Suite 300 North York, Ontario, Canada M2M 4E7
(Address of principal executive offices)

(416) 222-5501
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Prepared By:

Sunny J. Barkats, Esq.

JSBarkats, PLLC

18 East 41st Street, 19th Floor

New York, NY 10017

P: (646) 502-7001

F: (646) 607-5544

www.JSBarkats.com

Item 4.02 Non-reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

During the preparation of our Annual Report on Form 10-K for the year ended December 31, 2014, the Company and the Audit Committee of the Company's Board of Directors (the "Audit Committee") identified accounting errors in the consolidated financial statements for each of the years ended December 31, 2012 and 2013 and in the consolidated financial statements for each of the periods ended March 31, 2012, June 30, 2012, September 30, 2012, March 31, 2013, June 30, 2013, September 30, 2013, March 31, 2014, June 30, 2014, and September 30, 2014.

On March 25, 2015, as a result of the errors identified, the Company and the Audit Committee determined that it was necessary to correct the accounting for certain convertible debt and shares issued for services as presented in the financial statements in the quarterly reports on Form 10-Q filed for the fiscal quarters ended March 31, June 30 and September 30 2012, 2013 and 2014 as well as in the annual reports on Form 10-K filed for the fiscal years ended December 31, 2012 and 2013. Consequently, the Company and the Audit Committee determined that the financial statement in those Form 10-Qs and Form 10-Ks should no longer be relied upon because of the accounting errors. The Audit Committee has discussed this matter with the Company's independent registered public accounting firm, RBSM LLP, which was appointed as the Company's independent registered public accounting firm on June 26, 2014.

The accounting errors uncovered by the Company and the Audit Committee relate to the method and manner of calculating (a) the fair value of the derivative liability for convertible debt issued by the Company in 2011, 2012, 2013 and 2014, (b) the fair value of the options issued by the Company in 2012 and (c) the amount of expense to be recognized by the Company for the issuance of its common stock for services during 2013. The net loss for the periods affected by the accounting errors will increase due to the increase in derivative liabilities, the recognition of expense for the beneficial conversion feature and the recording of a significantly higher expense for the shares issued for services. These errors did not impact the Company's overall financial position as of or for any period through September 30, 2014.

The Company is currently undergoing an audit of its consolidated financial statements for the year ended December 31, 2014 and is also in the process of determining the accounting impact resulting from the aforementioned accounting errors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENESTONE HEALTHCARE CORPORATION

Date: March 27, 2015	By:	/s/ Shawn E. Leon
Name: Shawn E. Leon
Title: Chief Executive Officer